Exhibit 99.1

Contact:	Wallace R. Cooney		For Immediate Release
	(703) 345-6470		February 25, 2026

GRAHAM HOLDINGS COMPANY REPORTS
2025 AND FOURTH QUARTER EARNINGS
ARLINGTON, VA - Graham Holdings Company (NYSE: GHC) today reported its financial results for the fourth quarter and full year of 2025. The Company also filed its Form 10-K today for the year ended December 31, 2025 with the Securities and Exchange Commission.
Division Operating Results
Revenue for 2025 was $4,911.6 million, up 3% from $4,790.9 million in 2024. Revenues increased at education, healthcare, manufacturing and other businesses, partially offset by declines at television broadcasting and automotive. The Company reported operating income for 2025 of $234.9 million, compared to $215.5 million in 2024. Excluding goodwill and other long-lived asset impairment charges, operating results were down in 2025, due to declines at television broadcasting and automotive, partially offset by increases at education, healthcare, manufacturing and other businesses. The Company reported adjusted operating cash flow (non-GAAP) for 2025 of $407.1 million, compared to $447.0 million in 2024. Adjusted operating cash flow declined at television broadcasting and automotive, partially offset by increases at education, healthcare, manufacturing, and other businesses. Capital expenditures totaled $79.8 million and $93.1 million for 2025 and 2024, respectively.
For the fourth quarter of 2025, revenue was $1,251.0 million, up slightly from $1,245.8 million in 2024. Revenues increased at education, healthcare and manufacturing, partially offset by declines at television broadcasting, automotive and other businesses. The Company reported operating income of $47.6 million in the fourth quarter of 2025, compared to $72.5 million in 2024. Excluding goodwill and other long-lived asset impairment charges, operating results were down in the fourth quarter of 2025, due to declines at television broadcasting, manufacturing and automotive, partially offset by increases at healthcare, other businesses and education. The Company reported adjusted operating cash flow (non-GAAP) for the fourth quarter of 2025 of $97.6 million, compared to $139.6 million in 2024. Adjusted operating cash flow declined at television broadcasting, manufacturing, automotive and education, partially offset by increases at healthcare and other businesses. Capital expenditures totaled $25.7 million and $27.1 million for the fourth quarter of 2025 and 2024, respectively.
Acquisitions and Dispositions of Businesses
On October 21, 2025, the Company acquired a Honda automotive dealership in Woodbridge, VA, including the real property for the dealership operations.
Debt, Cash and Marketable Equity Securities
On November 24, 2025, the Company issued $500 million of 5.625% unsecured eight-year fixed-rate notes due December 1, 2033. Also on November 24, 2025, the Company entered into an Amendment and Restatement Agreement providing for a U.S. $400 million five-year revolving credit facility. In connection with these activities, on November 24, 2025, the Company used the net proceeds from the sale of the notes, together with the borrowings under the revolving credit agreement, to (i) redeem the $400 million of 5.75% notes due June 1, 2026, (ii) refinance outstanding revolving loans under the existing revolving credit facility, and (iii) repay all amounts outstanding under the Company's existing $150 million term loan. On October 21, 2025, the automotive subsidiary borrowed $38.7 million under the delayed draw term loan to finance the acquisition of a Honda automotive dealership, including the real property for the dealership operations.
At December 31, 2025, the Company had $880.8 million in borrowings outstanding at an average interest rate of 5.7%, including $222.5 million outstanding on its $400 million revolving credit facility. Cash, marketable equity securities and other investments totaled $1,400.4 million at December 31, 2025.
At December 31, 2024, the Company had $748.2 million in borrowings outstanding at an average interest rate of 6.0%, including $62.8 million outstanding on its $300 million revolving credit facility. Cash, marketable equity securities and other investments totaled $1,156.6 million at December 31, 2024.
The Company recognized $83.1 million and $27.0 million in net gains on marketable equity securities in the fourth quarter of 2025 and 2024, respectively.
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Common Stock Repurchases
During 2025, the Company purchased a total of 3,978 shares of its Class B common stock at a cost of $3.5 million. At December 31, 2025, there were 4,360,943 shares outstanding. On September 12, 2024, the Board of Directors authorized the Company to acquire up to 500,000 shares of Class B common stock; the Company has remaining authorization for 462,482 shares as of December 31, 2025.
Pension Plan
At December 31, 2025, the Company had a pension surplus of $2,772.4 million, reported in the Company’s Consolidated Balance Sheet as Prepaid Pension Cost, an increase from $2,510.5 million at December 31, 2024.
Mandatorily Redeemable Noncontrolling Interest
The Company recorded a credit to interest expense of $13.8 million for the fourth quarter ended December 31, 2025 to adjust the fair value of the mandatorily redeemable noncontrolling interest at the healthcare division.
Overall Company Results
The Company reported net income attributable to common shares of $292.3 million ($66.47 per share) for the year ended December 31, 2025, compared to $724.6 million ($163.40 per share) for the year ended December 31, 2024. For the fourth quarter of 2025, the Company reported net income attributable to common shares of $108.7 million ($24.69 per share), compared to $548.8 million ($125.55 per share) for the fourth quarter of 2024.
The results for 2025 and 2024 were affected by a number of items as described in the Non-GAAP Financial Information schedule attached to this release. Excluding these items, net income attributable to common shares was $226.5 million ($51.50 per share) for 2025, compared to $282.2 million ($63.63 per share) for 2024. Excluding these items, net income attributable to common shares was $50.4 million ($11.45 per share) for the fourth quarter of 2025, compared to $98.7 million ($22.58 per share) for the fourth quarter of 2024.
* * * * * * * * * * * *
Additional Commentary on Fourth Quarter 2025 Results
Division Results
Education
For the fourth quarter of 2025, education division revenue totaled $410.1 million, up slightly from $408.2 million for the same period of 2024. Kaplan reported operating income for the fourth quarter of 2025 of $24.6 million, compared to $0.1 million in the fourth quarter of 2024. Excluding a long-lived asset impairment charge recorded in the fourth quarter of 2024, operating income increased.
Kaplan International revenue decreased 3% in the fourth quarter of 2025 (7% on a constant currency basis). The decrease is due largely to lower revenue at Pathways, partially offset by growth at UK Professional and Singapore. Kaplan International reported operating income of $24.5 million for the fourth quarter of 2025, a 29% increase from $19.0 million in 2024. The increase is due primarily to improvement at UK Professional.
Higher Education revenue in the fourth quarter of 2025 increased 7% compared to the same period of 2024 due to an increase in fees from Purdue Global and growth in other higher education programs. Kaplan recorded $17.4 million and $14.6 million in fees from Purdue Global in its Higher Education operating results for the fourth quarters of 2025 and 2024, respectively. Higher Education results improved in the fourth quarter of 2025 due to an increase in the Purdue Global fee recorded.
Supplemental Education revenue increased 7% in the fourth quarter of 2025, driven by growth in most program offerings. Operating results were down in the fourth quarter of 2025 compared to 2024 due to increased employee healthcare and incentive compensation expense, partially offset by revenue growth.
Kaplan corporate and other expenses were up in the fourth quarter of 2025 due to increased information technology and legal costs, and higher incentive compensation and employee healthcare costs compared to the fourth quarter of 2024.
In the fourth quarter of 2024, Kaplan recorded an intangible asset impairment charge of $22.9 million related to one of the Kaplan International business units.
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Television Broadcasting
For the fourth quarter of 2025, revenue decreased 32% to $110.5 million, from $161.7 million in 2024, due primarily to a $48.4 million decrease in political advertising revenue, a $3.9 million decrease in retransmission revenues, and a decline in digital advertising revenue, partially offset by an increase in local and national advertising revenue. Operating income for the fourth quarter of 2025 declined 58% to $33.2 million, from $78.5 million in the same period of 2024, due to decreased revenues, partially offset by lower overall costs.
Healthcare
Healthcare division revenues increased 28% in the fourth quarter of 2025, while operating income increased 77%. Adjusted operating cash flow (non-GAAP) at Healthcare increased to $36.1 million in the fourth quarter of 2025, from $24.6 million in the fourth quarter of 2024.
CSI Pharmacy Holding Company, LLC (CSI) revenue increased 44% and operating results were up from an expansion of infusion treatment offerings and patient service areas.
Home health and hospice and other healthcare revenue increased 9% due to growth in home health and hospice services and at all the other healthcare businesses. Operating results improved significantly at home health and hospice due to revenue growth and a reduction in incentive compensation and pension expense in the fourth quarter of 2025. Operating results declined modestly at the other healthcare businesses.
The healthcare division recorded equity in earnings of $4.1 million and $3.5 million for the fourth quarter of 2025 and 2024, respectively, related to its interests in home health and hospice joint ventures.
Manufacturing
Manufacturing revenues increased 24% in the fourth quarter of 2025 due to higher revenues at Hoover, Dekko and Joyce, partially offset by lower revenues at Forney. The revenue increase at Hoover is due largely to the Arconic acquisition, partially offset by a decline in overall product demand. Operating results were down in the fourth quarter of 2025 due largely to a significant decline in results at Hoover and a small decline in results at Joyce, partially offset by improved results at Dekko and Forney. Hoover results in the fourth quarter of 2025 included transition and intangible asset amortization costs related to the Arconic transaction, along with a substantial decline in Hoover’s core fire-retardant wood products business from the continued sluggish multi-family housing market.
Automotive
Revenues for the fourth quarter of 2025 decreased 6% due to the closure of the Ourisman Jeep of Bethesda dealership in September 2025, and declines in new and used vehicle sales and sales of finance and insurance product offerings that was partly related to the adverse impacts of the federal government shutdown in the fourth quarter of 2025. This decline was partially offset by the Honda of Woodbridge acquisition in October 2025 and sales growth for services and parts. Operating results for the fourth quarter of 2025 declined due to lower sales and overall gross margins on new and used vehicles and a decline in finance and insurance product sales, partially offset by the Honda of Woodbridge acquisition and higher gross profit on services and parts. In addition, as a result of underperformance at the Chrysler-Dodge-Jeep-Ram automotive dealership from a continued decline in revenues, the Company recorded a $10.1 million intangible asset impairment charge in the fourth quarter of 2025.
Other Businesses
A summary of revenue by category for other businesses:

	Three Months Ended
	December 31		%
(in thousands)	2025	2024	Change
Operating Revenues
Specialty (1)	$45,639	$46,853	(3)
Retail (2)	37,182	32,998	13
Media (3)	17,757	22,916	(23)
	$100,578	$102,767	(2)
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(1)	Includes Clyde’s Restaurant Group, Decile and Supporting Cast
(2)	Includes Framebridge, Saatchi Art and Society6
(3)	Includes Slate, Foreign Policy, Code3, City Cast and World of Good Brands
Overall, revenue from other businesses decreased 2% in the fourth quarter of 2025. Specialty revenue decreased due to declines at Clyde’s Restaurant Group (CRG) partly related to the adverse impacts of the federal government shutdown in the fourth quarter of 2025. This decline was partially offset by revenue growth at Supporting Cast.
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Retail revenue increased due to revenue growth at Framebridge and Saatchi Art, partially offset by lower revenue at Society6. Media revenue declined due to lower revenue at World of Good Brands (WGB), Slate and Code3, partially offset by revenue growth at City Cast and Foreign Policy.
Operating results improved in the fourth quarter of 2025 due to a reduction in losses at WGB, Society6, Saatchi Art, Decile and Supporting Cast and improved results at Code3, partially offset by increased losses at City Cast and Foreign Policy, a decline in results at Slate and a small decline in results at CRG. Framebridge operating losses were up slightly; operating results include ongoing expansion investments from new retail store openings and the new manufacturing facility in Nevada. Adjusted operating cash flow losses (non-GAAP) at other businesses improved to $12.0 million in the fourth quarter of 2025, from $16.1 million in the fourth quarter of 2024.
In the fourth quarter of 2024, the Company offered Separation Incentive Programs (SIPs) to certain employees at WGB and Decile; $0.3 million in related non-operating pension expense was recorded.
Equity in Earnings of Affiliates
Overall, the Company recorded equity in earnings of affiliates of $5.9 million for the fourth quarter of 2025, compared to $5.2 million for 2024. These amounts include $1.4 million in net gains for both 2025 and 2024 from affiliates whose operations are not managed by the Company.
Net Interest Income (Expense)
The Company reported net interest income of $0.8 million and incurred net interest expense of $46.2 million for the fourth quarter of 2025 and 2024, respectively. The Company recorded a credit to interest expense of $13.8 million and interest expense of $34.2 million in the fourth quarter of 2025 and 2024, respectively, to adjust the fair value of the mandatorily redeemable noncontrolling interest at GHG. Excluding these adjustments, the net interest expense increased modestly for the fourth quarter of 2025 compared to 2024.
Non-Operating Pension and Postretirement Benefit Income, Net
The Company recorded net non-operating pension and postretirement benefit income of $33.3 million for the fourth quarter of 2025, compared to $689.6 million for the fourth quarter of 2024.
In the fourth quarter of 2024, the Company recorded a pre-tax, noncash pension settlement gain of $653.4 million in connection with the purchase of an irrevocable group annuity contract from an insurance company. Also in the fourth quarter of 2024, the Company recorded $0.5 million in expenses related to non-operating SIPs at Kaplan, manufacturing and other businesses. The SIPs were funded by the assets of the Company’s pension plan.
Other Non-Operating Income
For the fourth quarter of 2025, the Company recorded other non-operating income, net, of $1.7 million, compared to $9.6 million for the fourth quarter of 2024. The 2025 amounts included $4.7 million in gains on sales of cost method investments, partially offset by $2.3 million in foreign currency losses and other items. The 2024 amounts included $11.1 million in foreign currency gains and other items, partially offset by a $1.7 million decrease in the fair value of a cost method investment.
Earnings Per Share
The calculation of diluted earnings per share for the fourth quarter of 2025 was based on 4,378,973 weighted average shares outstanding compared to 4,341,412 for the fourth quarter of 2024.
Forward-Looking Statements
All public statements made by the Company and its representatives that are not statements of historical fact, including certain statements in this press release, in the Company’s Annual Report on Form 10-K and in the Company’s 2025 Annual Report to Stockholders, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by the Company’s management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ from those stated, including, without limitation, comments about expectations related to acquisitions or dispositions or related business activities, the Company’s business strategies and objectives, the prospects for growth in the Company’s various business operations, the Company’s future financial performance, and the risks and uncertainties described in Item 1A of the Company’s Annual Report on Form 10-K. Accordingly, undue reliance should not be placed on any forward-looking statement made by or on behalf of the Company. Any forward-looking statements made in this press release speaks only as of the date on which it is made. The Company assumes no obligation to update any forward-looking statement after the date on which such statement is made, even if new information subsequently becomes available.
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	December 31%
(in thousands, except per share amounts)	2025	2024	Change
Operating revenues	$1,251,017	$1,245,800	0
Operating expenses	1,165,185	1,120,823	4
Depreciation of property, plant and equipment	20,862	21,014	(1)
Amortization of intangible assets	7,283	7,925	(8)
Impairment of intangible and other long-lived assets	10,100	23,535	(57)
Operating income	47,587	72,503	(34)
Equity in earnings of affiliates, net	5,928	5,167	15
Interest income	2,032	3,302	(38)
Interest expense	(1,240)	(49,542)	(97)
Non-operating pension and postretirement benefit income, net	33,273	689,570	(95)
Gain on marketable equity securities, net	83,144	27,019	—
Other income, net	1,661	9,573	(83)
Income before income taxes	172,385	757,592	(77)
Provision for income taxes	61,500	206,000	(70)
Net income	110,885	551,592	(80)
Net income attributable to noncontrolling interests	(2,162)	(2,801)	(23)
Net Income Attributable to Graham Holdings Company Common Stockholders	$108,723	$548,791	(80)
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$24.93	$126.63	(80)
Basic average number of common shares outstanding	4,336	4,305
Diluted net income per common share	$24.69	$125.55	(80)
Diluted average number of common shares outstanding	4,379	4,341
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Twelve Months Ended
	December 31%
(in thousands, except per share amounts)	2025	2024	Change
Operating revenues	$4,911,563	$4,790,904	3
Operating expenses	4,551,875	4,401,413	3
Depreciation of property, plant and equipment	80,366	87,046	(8)
Amortization of intangible assets	32,040	37,119	(14)
Impairment of goodwill and other long-lived assets	12,335	49,822	(75)
Operating income	234,947	215,504	9
Equity in gains (losses) of affiliates, net	16,394	(3,303)	—
Interest income	8,257	9,868	(16)
Interest expense	(118,787)	(186,149)	(36)
Non-operating pension and postretirement benefit income, net	127,539	794,949	(84)
Gain on marketable equity securities, net	200,170	181,295	10
Other (expense) income, net	(18,853)	12,546	—
Income before income taxes	449,667	1,024,710	(56)
Provision for income taxes	146,400	292,100	(50)
Net income	303,267	732,610	(59)
Net income attributable to noncontrolling interests	(10,976)	(7,976)	38
Net Income Attributable to Graham Holdings Company Common Stockholders	$292,291	$724,634	(60)
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$67.11	$164.62	(59)
Basic average number of common shares outstanding	4,331	4,372
Diluted net income per common share	$66.47	$163.40	(59)
Diluted average number of common shares outstanding	4,373	4,405
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GRAHAM HOLDINGS COMPANY
BUSINESS DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31		%	December 31		%
(in thousands)	2025	2024	Change	2025	2024	Change
Operating Revenues
Education	$410,126	$408,191	0	$1,744,332	$1,691,778	3
Television broadcasting	110,481	161,720	(32)	425,106	535,678	(21)
Healthcare	230,674	179,967	28	815,049	611,109	33
Manufacturing	117,799	94,728	24	436,279	395,642	10
Automotive	281,362	298,431	(6)	1,133,153	1,200,477	(6)
Other businesses	100,578	102,767	(2)	357,660	356,520	0
Corporate office	618	575	7	2,479	2,302	8
Intersegment elimination	(621)	(579)	—	(2,495)	(2,602)	—
	$1,251,017	$1,245,800	0	$4,911,563	$4,790,904	3
Operating Expenses
Education	$385,523	$408,116	(6)	$1,584,459	$1,590,949	0
Television broadcasting	77,323	83,230	(7)	312,836	334,513	(6)
Healthcare	199,111	162,170	23	719,080	560,224	28
Manufacturing	118,919	88,187	35	417,658	377,272	11
Automotive	286,075	289,335	(1)	1,115,773	1,162,462	(4)
Other businesses	118,829	126,809	(6)	459,459	491,372	(6)
Corporate office	18,271	16,029	14	69,846	61,210	14
Intersegment elimination	(621)	(579)	—	(2,495)	(2,602)	—
	$1,203,430	$1,173,297	3	$4,676,616	$4,575,400	2
Operating Income (Loss)
Education	$24,603	$75	—	$159,873	$100,829	59
Television broadcasting	33,158	78,490	(58)	112,270	201,165	(44)
Healthcare	31,563	17,797	77	95,969	50,885	89
Manufacturing	(1,120)	6,541	—	18,621	18,370	1
Automotive	(4,713)	9,096	—	17,380	38,015	(54)
Other businesses	(18,251)	(24,042)	24	(101,799)	(134,852)	25
Corporate office	(17,653)	(15,454)	(14)	(67,367)	(58,908)	(14)
	$47,587	$72,503	(34)	$234,947	$215,504	9
Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets
Education	$901	$25,150	(96)	$6,123	$33,417	(82)
Television broadcasting	1,360	1,360	0	5,440	5,430	0
Healthcare	125	118	6	1,455	1,511	(4)
Manufacturing	3,743	2,431	54	13,047	10,818	21
Automotive	10,105	4	—	10,675	14	—
Other businesses	1,149	2,397	(52)	7,635	35,751	(79)
Corporate office	—	—	—	—	—	—
	$17,383	$31,460	(45)	$44,375	$86,941	(49)
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets
Education	$25,504	$25,225	1	$165,996	$134,246	24
Television broadcasting	34,518	79,850	(57)	117,710	206,595	(43)
Healthcare	31,688	17,915	77	97,424	52,396	86
Manufacturing	2,623	8,972	(71)	31,668	29,188	8
Automotive	5,392	9,100	(41)	28,055	38,029	(26)
Other businesses	(17,102)	(21,645)	21	(94,164)	(99,101)	5
Corporate office	(17,653)	(15,454)	(14)	(67,367)	(58,908)	(14)
	$64,970	$103,963	(38)	$279,322	$302,445	(8)

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	Three Months Ended			Twelve Months Ended
	December 31		%	December 31		%
(in thousands)	2025	2024	Change	2025	2024	Change
Depreciation
Education	$7,216	$8,322	(13)	$29,477	$35,058	(16)
Television broadcasting	2,461	2,680	(8)	10,311	11,174	(8)
Healthcare	1,957	1,828	7	7,303	6,859	6
Manufacturing	3,905	2,756	42	12,481	10,983	14
Automotive	1,806	1,756	3	6,961	6,959	0
Other businesses	3,346	3,583	(7)	13,159	15,492	(15)
Corporate office	171	89	92	674	521	29
	$20,862	$21,014	(1)	$80,366	$87,046	(8)
Pension Expense
Education	$4,317	$4,466	(3)	$17,271	$17,733	(3)
Television broadcasting	1,475	1,472	0	5,901	6,055	(3)
Healthcare	2,496	4,890	(49)	9,984	19,303	(48)
Manufacturing	865	980	(12)	3,461	2,877	20
Automotive	16	30	(47)	63	116	(46)
Other businesses	1,805	1,940	(7)	7,673	7,517	2
Corporate office	763	894	(15)	3,047	3,937	(23)
	$11,737	$14,672	(20)	$47,400	$57,538	(18)
Adjusted Operating Cash Flow (non-GAAP)(1)
Education	$37,037	$38,013	(3)	$212,744	$187,037	14
Television broadcasting	38,454	84,002	(54)	133,922	223,824	(40)
Healthcare	36,141	24,633	47	114,711	78,558	46
Manufacturing	7,393	12,708	(42)	47,610	43,048	11
Automotive	7,214	10,886	(34)	35,079	45,104	(22)
Other businesses	(11,951)	(16,122)	26	(73,332)	(76,092)	4
Corporate office	(16,719)	(14,471)	(16)	(63,646)	(54,450)	(17)
	$97,569	$139,649	(30)	$407,088	$447,029	(9)
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(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets plus Depreciation Expense and Pension Expense.
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GRAHAM HOLDINGS COMPANY
EDUCATION DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31		%	December 31		%
(in thousands)	2025	2024	Change	2025	2024	Change
Operating Revenues
Kaplan international	$251,851	$260,374	(3)	$1,079,570	$1,074,207	0
Higher education	83,824	77,997	7	349,211	324,815	8
Supplemental education	74,916	70,241	7	317,159	291,630	9
Kaplan corporate and other	270	22	—	585	5,761	(90)
Intersegment elimination	(735)	(443)	—	(2,193)	(4,635)	—
	$410,126	$408,191	0	$1,744,332	$1,691,778	3
Operating Expenses
Kaplan international	$227,341	$241,349	(6)	$966,168	$972,508	(1)
Higher education	72,876	68,505	6	292,801	284,065	3
Supplemental education	69,877	64,745	8	283,767	264,696	7
Kaplan corporate and other	15,457	8,813	75	37,973	40,909	(7)
Amortization of intangible assets	901	2,220	(59)	6,123	10,487	(42)
Impairment of long-lived assets	—	22,930	—	—	22,930	—
Intersegment elimination	(929)	(446)	—	(2,373)	(4,646)	—
	$385,523	$408,116	(6)	$1,584,459	$1,590,949	0
Operating Income (Loss)
Kaplan international	$24,510	$19,025	29	$113,402	$101,699	12
Higher education	10,948	9,492	15	56,410	40,750	38
Supplemental education	5,039	5,496	(8)	33,392	26,934	24
Kaplan corporate and other	(15,187)	(8,791)	(73)	(37,388)	(35,148)	(6)
Amortization of intangible assets	(901)	(2,220)	59	(6,123)	(10,487)	42
Impairment of intangible assets	—	(22,930)	—	—	(22,930)	—
Intersegment elimination	194	3	—	180	11	—
	$24,603	$75	—	$159,873	$100,829	59
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Intangible Assets
Kaplan international	$24,510	$19,025	29	$113,402	$101,699	12
Higher education	10,948	9,492	15	56,410	40,750	38
Supplemental education	5,039	5,496	(8)	33,392	26,934	24
Kaplan corporate and other	(15,187)	(8,791)	(73)	(37,388)	(35,148)	(6)
Intersegment elimination	194	3	—	180	11	—
	$25,504	$25,225	1	$165,996	$134,246	24
Depreciation
Kaplan international	$6,140	$6,948	(12)	$25,154	$28,683	(12)
Higher education	272	534	(49)	1,425	2,825	(50)
Supplemental education	795	834	(5)	2,871	3,487	(18)
Kaplan corporate and other	9	6	50	27	63	(57)
	$7,216	$8,322	(13)	$29,477	$35,058	(16)
Pension Expense
Kaplan international	$143	$177	(19)	$571	$704	(19)
Higher education	1,848	1,891	(2)	7,394	7,620	(3)
Supplemental education	1,930	1,974	(2)	7,718	7,848	(2)
Kaplan corporate and other	396	424	(7)	1,588	1,561	2
	$4,317	$4,466	(3)	$17,271	$17,733	(3)
Adjusted Operating Cash Flow (non-GAAP)(1)
Kaplan international	$30,793	$26,150	18	$139,127	$131,086	6
Higher education	13,068	11,917	10	65,229	51,195	27
Supplemental education	7,764	8,304	(7)	43,981	38,269	15
Kaplan corporate and other	(14,782)	(8,361)	(77)	(35,773)	(33,524)	(7)
Intersegment elimination	194	3	—	180	11	—
	$37,037	$38,013	(3)	$212,744	$187,037	14
____________

(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Long-Lived Assets plus Depreciation Expense and Pension Expense.
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GRAHAM HOLDINGS COMPANY
HEALTHCARE DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31		%	December 31		%
(in thousands)	2025	2024	Change	2025	2024	Change
Operating Revenues
CSI	$141,463	$98,084	44	$465,508	$299,598	55
Other Healthcare	89,211	81,883	9	349,541	311,511	12
	$230,674	$179,967	28	$815,049	$611,109	33
Operating Expenses
CSI	$125,266	$84,015	49	$412,274	$260,508	58
Other Healthcare	73,845	78,155	(6)	306,806	299,716	2
	$199,111	$162,170	23	$719,080	$560,224	28
Operating Income
CSI	$16,197	$14,069	15	$53,234	$39,090	36
Other Healthcare	15,366	3,728	—	42,735	11,795	—
	$31,563	$17,797	77	$95,969	$50,885	89
Amortization of Intangible Assets and Impairment of Long-Lived Assets
CSI	$43	$33	30	$150	$133	13
Other Healthcare	82	85	(4)	1,305	1,378	(5)
	$125	$118	6	$1,455	$1,511	(4)
Operating Income before Amortization of Intangible Assets and Impairment of Long-Lived Assets
CSI	$16,240	$14,102	15	$53,384	$39,223	36
Other Healthcare	15,448	3,813	—	44,040	13,173	—
	$31,688	$17,915	77	$97,424	$52,396	86
Depreciation
CSI	$284	$166	71	$829	$586	41
Other Healthcare	1,673	1,662	1	6,474	6,273	3
	$1,957	$1,828	7	$7,303	$6,859	6
Pension Expense
CSI	$—	$—	—	$—	$—	—
Other Healthcare	2,496	4,890	(49)	9,984	19,303	(48)
	$2,496	$4,890	(49)	$9,984	$19,303	(48)
Adjusted Operating Cash Flow (non-GAAP)(1)
CSI	$16,524	$14,268	16	$54,213	$39,809	36
Other Healthcare	19,617	10,365	89	60,498	38,749	56
	$36,141	$24,633	47	$114,711	$78,558	46
____________

(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Long-Lived Assets plus Depreciation Expense and Pension Expense.
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NON-GAAP FINANCIAL INFORMATION
GRAHAM HOLDINGS COMPANY
(Unaudited)
In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included in this press release, the Company has provided information regarding Adjusted Operating Cash Flow and Net income excluding certain items described below, reconciled to the most directly comparable GAAP measures. Management believes that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•the ability to make meaningful period-to-period comparisons of the Company’s ongoing results;
•the ability to identify trends in the Company’s underlying business; and
•a better understanding of how management plans and measures the Company’s underlying business.
Adjusted Operating Cash Flow and Net income, excluding certain items, should not be considered substitutes or alternatives to computations calculated in accordance with and required by GAAP. These non-GAAP financial measures should be read only in conjunction with financial information presented on a GAAP basis.
The gains and losses on marketable equity securities relate to the change in the fair value (quoted prices) of its portfolio of equity securities. The mandatorily redeemable noncontrolling interest represents the ownership portion of a group of minority shareholders at a subsidiary of the Company's Healthcare business. The Company measures the redemption value of this minority ownership on a quarterly basis with changes in the fair value recorded as interest expense or income, which is included in net income for the period. The effect of gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest are not directly related to the core performance of the Company’s business operations since these items do not directly relate to the sale of the Company’s services or products. GAAP requires that the Company include the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest in net income on the Statements of Operations. The Company excludes the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest from the non-GAAP adjusted net income because these items are independent of the Company’s core operations and not indicative of the performance of the Company’s business operations.

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The following tables reconcile the non-GAAP financial measures for Net income, excluding certain items, to the most directly comparable GAAP measures:

	Three Months Ended December 31
	2025			2024
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$172,385	$61,500	$110,885	$757,592	$206,000	$551,592
Attributable to noncontrolling interests			(2,162)			(2,801)
Attributable to Graham Holdings Company Stockholders			108,723			548,791
Adjustments:
Goodwill and other long-lived asset impairment charges	10,100	2,307	7,793	23,536	5,311	18,225
Settlement gain related to retiree annuity pension purchase	—	—	—	(653,427)	(167,285)	(486,142)
Charges related to non-operating Separation Incentive Programs	—	—	—	505	129	376
Net gains on marketable equity securities	(83,144)	(21,127)	(62,017)	(27,018)	(6,927)	(20,091)
Net gains of affiliates whose operations are not managed by the Company	(1,394)	(374)	(1,020)	(1,380)	(354)	(1,026)
Non-operating (gain) loss, from sales, valuation adjustments and impairments of equity and cost method investments	(4,462)	(1,118)	(3,344)	1,718	441	1,277
(Credit to) interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	(13,786)	(4,156)	(9,630)	34,150	(3,171)	37,321
Tax expense related to the Company’s pension and other postretirement plans	—	(9,928)	9,928	—	—	—
Net Income, adjusted (non-GAAP)			$50,433			$98,731

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$24.69			$125.55
Adjustments:
Goodwill and other long-lived asset impairment charges			1.77			4.17
Settlement gain related to retiree annuity pension purchase			—			(111.23)
Charges related to non-operating Separation Incentive Programs			—			0.09
Net gains on marketable equity securities			(14.08)			(4.60)
Net gains of affiliates whose operations are not managed by the Company			(0.23)			(0.23)
Non-operating (gain) loss, from sales, valuation adjustments and impairments of equity and cost method investments			(0.76)			0.29
(Credit to) interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			(2.19)			8.54
Tax expense related to the Company’s pension and other postretirement plans			2.25			—
Diluted income per common share, adjusted (non-GAAP)			$11.45			$22.58

The adjusted diluted per share amounts may not compute due to rounding.
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	Twelve Months Ended December 31
	2025			2024
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$449,667	$146,400	$303,267	$1,024,710	$292,100	$732,610
Attributable to noncontrolling interests			(10,976)			(7,976)
Attributable to Graham Holdings Company Stockholders			$292,291			$724,634
Adjustments:
Goodwill and other long-lived asset impairment charges	12,335	2,830	9,505	49,822	10,377	39,445
Settlement gain related to retiree annuity pension purchase	—	—	—	(653,427)	(167,285)	(486,142)
Charges related to non-operating Voluntary Retirement Incentive Program and Separation Incentive Programs	9,185	2,351	6,834	20,998	5,375	15,623
Net gains on marketable equity securities	(200,170)	(51,133)	(149,037)	(181,295)	(46,430)	(134,865)
Net losses of affiliates whose operations are not managed by the Company	16,716	4,270	12,446	3,543	907	2,636
Gain on sale of certain businesses and websites	—	—	—	(7,246)	(1,956)	(5,290)
Non-operating (gain) loss, net, from earnings, valuation adjustments, sales and impairments of equity and cost method investments	(8,906)	(2,308)	(6,598)	16,698	4,274	12,424
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	54,492	3,340	51,152	119,295	5,569	113,726
Tax expense related to the Company’s pension and other postretirement plans	—	(9,928)	9,928	—	—	—
Net Income, adjusted (non-GAAP)			$226,521			$282,191

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$66.47			$163.40
Adjustments:
Goodwill and other long-lived asset impairment charges			2.16			8.89
Settlement gain related to retiree annuity pension purchase			—			(109.62)
Charges related to non-operating Voluntary Retirement Incentive Program and Separation Incentive Programs			1.55			3.52
Net gains on marketable equity securities			(33.90)			(30.41)
Net losses of affiliates whose operations are not managed by the Company			2.83			0.59
Gain on sale of certain businesses and websites			—			(1.19)
Non-operating (gain) loss, net, from earnings, valuation adjustments, sales and impairments of equity and cost method investments			(1.50)			2.80
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			11.63			25.65
Tax expense related to the Company’s pension and other postretirement plans			2.26			—
Diluted income per common share, adjusted (non-GAAP)			$51.50			$63.63

The adjusted diluted per share amounts may not compute due to rounding.
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